Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q25

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Total revenues, net of interest expense(1)	$20,209	$19,465	$21,596	$21,668	$22,090	2%	9%	$61,257	$65,354	7%
Total operating expenses	13,144	13,070	13,425	13,577	14,290	5%	9%	40,497	41,292	2%
Net credit losses (NCLs)	2,172	2,242	2,459	2,234	2,214	(1%)	2%	6,758	6,907	2%
Credit reserve build (release) for loans	210	321	102	243	45	(81%)	(79%)	405	390	(4%)
Provision / (release) for unfunded lending commitments	105	(118)	108	(19)	100	NM	(5%)	(1)	189	NM
Provisions for benefits and claims, other assets and HTM debt securities	188	148	54	414	91	(78%)	(52%)	354	559	58%
Provisions for credit losses and for benefits and claims	2,675	2,593	2,723	2,872	2,450	(15%)	(8%)	7,516	8,045	7%
Income (loss) from continuing operations before income taxes	4,390	3,802	5,448	5,219	5,350	3%	22%	13,244	16,017	21%
Income taxes (benefits)	1,116	912	1,340	1,186	1,559	31%	40%	3,299	4,085	24%
Income (loss) from continuing operations	3,274	2,890	4,108	4,033	3,791	(6%)	16%	9,945	11,932	20%
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-	(2)	(2)	-
Net income (loss) before noncontrolling interests	3,273	2,890	4,107	4,033	3,790	(6%)	16%	9,943	11,930	20%
Net income (loss) attributable to noncontrolling interests	35	34	43	14	38	171%	9%	117	95	(19%)
Citigroup's net income (loss)	$3,238	$2,856	$4,064	$4,019	$3,752	(7%)	16%	$9,826	$11,835	20%

Diluted earnings per share:
Income (loss) from continuing operations	$1.51	$1.34	$1.96	$1.96	$1.86	(5%)	23%	$4.61	$5.78	25%
Citigroup's net income (loss)	$1.51	$1.34	$1.96	$1.96	$1.86	(5%)	23%	$4.61	$5.78	25%

Preferred dividends	$277	$256	$269	$287	$274	(5%)	(1%)	$798	$830	4%

Income allocated to unrestricted common shareholders—basic
Income (loss) from continuing operations (for EPS purposes)	$2,906	$2,563	$3,752	$3,683	$3,439	(7%)	18%	$8,897	$10,874	22%
Citigroup's net income (loss) (for EPS purposes)	2,905	2,563	3,751	3,683	3,438	(7%)	18%	8,895	10,872	22%

Income allocated to unrestricted common shareholders—diluted
Income (loss) from continuing operations (for EPS purposes)	$2,926	$2,583	$3,769	$3,702	$3,459	(7%)	18%	$8,951	$10,930	22%
Citigroup's net income (loss) (for EPS purposes)	2,925	2,583	3,768	3,702	3,458	(7%)	18%	8,949	10,928	22%

Shares (in millions):
Average basic	1,899.9	1,887.6	1,879.0	1,855.9	1,820.3	(2%)	(4%)	1,906.0	1,851.7	(3%)
Average diluted	1,940.3	1,931.0	1,919.6	1,893.1	1,862.6	(2%)	(4%)	1,943.0	1,891.8	(3%)
Common shares outstanding, at period end	1,891.3	1,877.1	1,867.7	1,840.9	1,789.3	(3%)	(5%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(2)(3)(4)	13.71%	13.63%	13.41%	13.48%	13.2%
Tier 1 Capital ratio(2)(3)(4)	15.24%	15.31%	15.10%	14.98%	14.9%
Total Capital ratio(2)(3)(4)	15.21%	15.42%	15.41%	15.28%	15.3%
Supplementary Leverage ratio (SLR)(2)(4)(5)	5.85%	5.85%	5.79%	5.53%	5.5%
Return on average assets	0.52%	0.46%	0.65%	0.61%	0.55%	(6) bps	3 bps	0.53%	0.60%	7 bps
Return on average common equity (RoCE)	6.2%	5.4%	8.0%	7.7%	7.1%	(60) bps	90 bps	6.4%	7.6%	120 bps
Average tangible common equity (TCE) (in billions of dollars)(6)	$168.3	$168.6	$169.3	$172.1	$172.3	-	2%	$166.5	$170.8	3%
Return on average tangible common equity (RoTCE)(6)	7.0%	6.1%	9.1%	8.7%	8.0%	(70) bps	100 bps	7.2%	8.6%	140 bps
Operating leverage(7)	281 bps	3,002 bps	759 bps	567 bps	59 bps	(508) bps	(222) bps	(133) bps	473 bps	606 bps
Efficiency ratio (total operating expenses/total revenues, net)	65.0%	67.1%	62.2%	62.7%	64.7%	200 bps	(30) bps	66.1%	63.2%	(290) bps

Balance sheet data (in billions of dollars, except per share amounts)(2):
Total assets	$2,430.7	$2,352.9	$2,571.5	$2,622.8	$2,642.5	1%	9%
Total average assets	2,492.1	2,474.8	2,517.1	2,647.8	2,688.8	2%	8%	2,466.3	2,617.9	6%
Total loans	688.9	694.5	702.1	725.3	733.9	1%	7%
Total deposits	1,310.0	1,284.5	1,316.4	1,357.7	1,383.9	2%	6%
Citigroup's stockholders' equity	209.1	208.6	212.4	213.2	213.0	-	2%
Book value per share	101.91	101.62	103.90	106.94	108.41	1%	6%
Tangible book value per share(6)	89.67	89.34	91.52	94.16	95.72	2%	7%

Direct staff (in thousands)	229	229	229	230	227	(1%)	(1%)

(1)

Effective January 1, 2025, certain transaction processing fees paid by Citi, primarily to credit card networks, reported within USPB, Services, Wealth, and All Other—Legacy Franchises (Mexico Consumer/SBMM and Asia Consumer), which were previously presented within Other operating expenses, are presented as contra-revenue within Commissions and fees reported in Non-interest revenue. Prior periods were conformed to reflect this change in presentation.

(2)	3Q25 is preliminary.
(3)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 22.

(4)

Commencing January 1, 2025, the capital effects resulting from adoption of the Current Expected Credit Losses (CECL) methodology have been fully reflected in Citi's regulatory capital. For additional information, see "Capital Resources—Regulatory Capital Treatment—Modified Transition of the Current Expected Credit Losses Methodology" in Citigroup's 2024 Annual Report on Form 10-K.

(5)	For the composition of Citi's SLR, see page 22.
(6)

TCE, RoTCE and Tangible book value per share are non-GAAP financial measures. See page 22 for a reconciliation of Tangible book value per share and Citi's average TCE to Citi's total average stockholders' equity.

(7)

Represents the year-over-year growth rate in basis points (bps) of Total revenues, net of interest expense less the year-over-year growth rate of Total operating expenses. Positive operating leverage indicates that the revenue growth rate was greater than the expense growth rate.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)
Revenues
Interest income (including dividends)	$36,456	$35,047	$33,666	$35,859	$36,690	2%	1%	$108,666	$106,215	(2%)
Interest expense	23,094	21,314	19,654	20,684	21,750	5%	(6%)	68,304	62,088	(9%)
Net interest income (NII)	13,362	13,733	14,012	15,175	14,940	(2%)	12%	40,362	44,127	9%

Commissions and fees(1)	2,589	2,456	2,707	2,745	2,888	5%	12%	7,780	8,340	7%
Principal transactions(2)	2,835	2,453	3,510	2,503	2,772	11%	(2%)	8,656	8,785	1%
Administration and other fiduciary fees	1,059	992	1,045	1,123	1,117	(1%)	5%	3,142	3,285	5%
Realized gains (losses) on sales of investments, net	72	118	121	138	105	(24%)	46%	210	364	73%
Net impairment losses on investments recognized in earnings	(41)	(338)	(58)	(35)	(25)	29%	39%	(92)	(118)	(28%)
Other revenue (loss)(2)	333	51	259	19	293	NM	(12%)	1,199	571	(52%)
Total non-interest revenues (NIR)	6,847	5,732	7,584	6,493	7,150	10%	4%	20,895	21,227	2%
Total revenues, net of interest expense(1)	20,209	19,465	21,596	21,668	22,090	2%	9%	61,257	65,354	7%

Provisions for credit losses and for benefits and claims
Net credit losses on loans	2,172	2,242	2,459	2,234	2,214	(1%)	2%	6,758	6,907	2%
Credit reserve build / (release) for loans	210	321	102	243	45	(81%)	(79%)	405	390	(4%)
Provision for credit losses on loans	2,382	2,563	2,561	2,477	2,259	(9%)	(5%)	7,163	7,297	2%
Provision for credit losses on held-to-maturity (HTM) debt securities	50	(5)	(5)	7	(5)	NM	NM	55	(3)	NM
Provision for credit losses on other assets	110	136	39	381	79	(79%)	(28%)	226	499	121%
Policyholder benefits and claims	28	17	20	26	17	(35%)	(39%)	73	63	(14%)
Provision for credit losses on unfunded lending commitments	105	(118)	108	(19)	100	NM	(5%)	(1)	189	NM
Total provisions for credit losses and for benefits and claims	2,675	2,593	2,723	2,872	2,450	(15%)	(8%)	7,516	8,045	7%

Operating expenses
Compensation and benefits	7,058	6,923	7,464	7,633	7,474	(2%)	6%	21,619	22,571	4%
Technology / communication	2,273	2,278	2,379	2,290	2,325	2%	2%	6,757	6,994	4%
Transactional and product servicing	1,103	1,102	1,102	1,184	1,110	(6%)	1%	3,336	3,396	2%
Premises and equipment	606	650	574	615	607	(1%)	-	1,788	1,796	-
Professional services	491	650	476	510	514	1%	5%	1,366	1,500	10%
Advertising and marketing	282	323	250	269	260	(3%)	(8%)	790	779	(1%)
Restructuring	9	(11)	(3)	(2)	(5)	(150%)	NM	270	(10)	NM
Other operating(1)	1,322	1,155	1,183	1,078	2,005	86%	52%	4,571	4,266	(7%)
Total operating expenses(1)	13,144	13,070	13,425	13,577	14,290	5%	9%	40,497	41,292	2%

Income (loss) from continuing operations before income taxes	4,390	3,802	5,448	5,219	5,350	3%	22%	13,244	16,017	21%
Provision (benefit) for income taxes	1,116	912	1,340	1,186	1,559	31%	40%	3,299	4,085	24%

Income (loss) from continuing operations	3,274	2,890	4,108	4,033	3,791	(6%)	16%	9,945	11,932	20%
Discontinued operations
Income (loss) from discontinued operations	(1)	-	(1)	-	(1)	NM	-	(2)	(2)	-
Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-	(2)	(2)	-

Net income (loss) before attribution to noncontrolling interests	3,273	2,890	4,107	4,033	3,790	(6%)	16%	9,943	11,930	20%
Noncontrolling interests	35	34	43	14	38	171%	9%	117	95	(19%)
Citigroup’s net income (loss)	$3,238	$2,856	$4,064	$4,019	$3,752	(7%)	16%	$9,826	$11,835	20%

(1)	See footnote 1 on page 1.
(2)	Effective July 1, 2025, gains and losses on certain economic and qualifying hedging derivatives and foreign currency transaction gains and losses related to non-U.S. dollar debt and certain foreign operations in countries with highly inflationary economies with the U.S. dollar as their functional currency, which were previously presented within Other revenue, are presented within Principal transactions. Prior periods were conformed to reflect this change in presentation.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q25 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2024	2024	2025	2025	2025(1)	2Q25	3Q24
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,266	$22,782	$24,463	$24,991	$23,545	(6%)	(7%)
Deposits with banks, net of allowance	277,828	253,750	283,868	312,482	324,515	4%	17%
Securities borrowed and purchased under resale agreements, net of allowance	285,928	274,062	390,215	323,892	321,347	(1%)	12%
Brokerage receivables, net of allowance	63,653	50,841	57,440	64,029	75,992	19%	19%
Trading account assets	458,072	442,747	518,577	568,558	562,254	(1%)	23%
Investments
Available-for-sale debt securities	234,444	226,876	225,180	235,802	246,227	4%	5%
Held-to-maturity debt securities, net of allowance	248,274	242,382	220,385	206,094	197,092	(4%)	(21%)
Equity securities	7,953	7,399	7,323	7,504	7,413	(1%)	(7%)
Total investments	490,671	476,657	452,888	449,400	450,732	-	(8%)
Loans
Consumer(2)	389,151	393,102	386,312	395,759	398,628	1%	2%
Corporate(3)	299,771	301,386	315,744	329,586	335,277	2%	12%
Loans, net of unearned income	688,922	694,488	702,056	725,345	733,905	1%	7%
Allowance for credit losses on loans (ACLL)	(18,356)	(18,574)	(18,726)	(19,123)	(19,206)	-	(5%)
Total loans, net	670,566	675,914	683,330	706,222	714,699	1%	7%
Goodwill	19,691	19,300	19,422	19,878	19,126	(4%)	(3%)
Intangible assets (including MSRs)	4,121	4,494	4,430	4,409	4,330	(2%)	5%
Premises and equipment, net of depreciation and amortization	30,096	30,192	30,814	32,312	32,819	2%	9%
Other assets, net of allowance	104,771	102,206	106,067	116,599	113,116	(3%)	8%
Total assets	$2,430,663	$2,352,945	$2,571,514	$2,622,772	$2,642,475	1%	9%

Liabilities
Non-interest-bearing deposits in U.S. offices	$118,034	$123,338	$122,472	$119,898	$116,921	(2%)	(1%)
Interest-bearing deposits in U.S. offices	558,461	551,547	562,628	575,709	592,728	3%	6%
Total U.S. deposits	676,495	674,885	685,100	695,607	709,649	2%	5%
Non-interest-bearing deposits in offices outside the U.S.	84,913	84,349	82,215	86,458	83,920	(3%)	(1%)
Interest-bearing deposits in offices outside the U.S.	548,591	525,224	549,095	575,668	590,360	3%	8%
Total international deposits	633,504	609,573	631,310	662,126	674,280	2%	6%

Total deposits	1,309,999	1,284,458	1,316,410	1,357,733	1,383,929	2%	6%
Securities loaned and sold under repurchase agreements	278,377	254,755	403,959	347,913	349,726	1%	26%
Brokerage payables	81,186	66,601	78,302	90,949	89,596	(1%)	10%
Trading account liabilities	142,534	133,846	148,688	163,952	160,243	(2%)	12%
Short-term borrowings	41,340	48,505	49,139	55,560	54,760	(1%)	32%
Long-term debt	299,081	287,300	295,684	317,761	315,846	(1%)	6%
Other liabilities, plus allowances(4)	68,244	68,114	66,074	74,774	74,498	-	9%
Total liabilities	$2,220,761	$2,143,579	$2,358,256	$2,408,642	$2,428,598	1%	9%

Stockholders' equity
Preferred stock	$16,350	$17,850	$18,350	$16,350	$19,050	17%	17%
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,969	109,117	108,616	108,839	109,010	-	-
Retained earnings	204,770	206,294	209,013	211,674	214,034	1%	5%
Treasury stock, at cost	(75,840)	(76,842)	(77,880)	(79,886)	(84,932)	(6%)	(12%)
Accumulated other comprehensive income (loss) (AOCI)(5)	(45,197)	(47,852)	(45,722)	(43,786)	(44,170)	(1%)	2%
Total common equity	$192,733	$190,748	$194,058	$196,872	$193,973	(1%)	1%

Total Citigroup stockholders' equity	$209,083	$208,598	$212,408	$213,222	$213,023	-	2%
Noncontrolling interests	819	768	850	908	854	(6%)	4%
Total equity	209,902	209,366	213,258	214,130	213,877	-	2%
Total liabilities and equity	$2,430,663	$2,352,945	$2,571,514	$2,622,772	$2,642,475	1%	9%

(1)	September 30, 2025 is preliminary.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico small business and middle-market banking (Mexico SBMM), and the Assets Finance Group (AFG)).
(3)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 19.
(5)

Included within AOCI is the Cumulative Translation Adjustment (CTA), net of hedges and taxes, amounting to approximately ($9) billion in losses, attributable to Grupo Financiero Banamex, S.A. de C.V. and its consolidated subsidiaries as of June 30, 2025. During the quarter of deconsolidation, the CTA loss will be recognized through earnings, impacting EPS and RoTCE, and reversing the temporary capital benefit from prior sales; the cumulative impact of CTA will ultimately be regulatory capital neutral. The CTA amount of ($9) billion losses is subject to change, including FX movements.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT, REPORTING UNIT, AND COMPONENT DETAILS

(In millions of dollars)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)
Revenues, net of interest expense(1)
Services	$5,015	$5,165	$4,889	$5,062	$5,363	6%	7%	$14,453	$15,314	6%
Markets	4,817	4,576	5,986	5,879	5,563	(5%)	15%	15,260	17,428	14%
Banking	1,597	1,241	1,952	1,921	2,132	11%	34%	4,960	6,005	21%
Wealth	1,995	1,994	2,096	2,166	2,164	-	8%	5,489	6,426	17%
U.S. Personal Banking (USPB)	4,964	5,150	5,228	5,119	5,331	4%	7%	14,905	15,678	5%
All Other—managed basis(2)(3)	1,820	1,335	1,445	1,698	1,535	(10%)	(16%)	6,168	4,678	(24%)
Reconciling Items—divestiture-related impacts(4)	1	4	-	(177)	2	NM	100%	22	(175)	NM
Total net revenues—reported	$20,209	$19,465	$21,596	$21,668	$22,090	2%	9%	$61,257	$65,354	7%

Income (loss) from continuing operations
Services	$1,683	$1,888	$1,610	$1,448	$1,819	26%	8%	$4,696	$4,877	4%
Markets	1,089	1,026	1,795	1,749	1,583	(9%)	45%	3,979	5,127	29%
Banking	236	357	542	461	635	38%	169%	1,172	1,638	40%
Wealth	283	334	284	494	374	(24%)	32%	668	1,152	72%
USPB	522	392	745	649	858	32%	64%	990	2,252	127%
All Other—managed basis(2)(3)	(494)	(1,071)	(853)	(588)	(701)	(19%)	(42%)	(1,389)	(2,142)	(54%)
Reconciling Items—divestiture-related impacts(4)	(45)	(36)	(15)	(180)	(777)	(332%)	NM	(171)	(972)	(468%)

Income (loss) from continuing operations—reported	3,274	2,890	4,108	4,033	3,791	(6%)	16%	9,945	11,932	20%

Discontinued operations	(1)	-	(1)	-	(1)	NM	-	(2)	(2)	-

Net income (loss) attributable to noncontrolling interests	35	34	43	14	38	171%	9%	117	95	(19%)

Net income (loss)	$3,238	$2,856	$4,064	$4,019	$3,752	(7%)	16%	$9,826	$11,835	20%

(1)	See footnote 1 on page 1.
(2)

Includes Legacy Franchises and certain unallocated costs of global staff functions (including finance, risk, human resources, legal, and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses, and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(3)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)) within Legacy Franchises. See pages 12 and 14 for additional information.

(4)

Reconciling Items consist of the divestiture-related impacts excluded from All Other on a managed basis. See page 14 for additional information. The Reconciling Items are fully reflected in the various line items in Citi's Consolidated Statement of Income (page 2). See page 14 for additional information.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SERVICES

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$3,435	$3,446	$3,498	$3,630	$3,823	5%	11%	$9,977	$10,951	10%
Fee revenue
Commissions and fees(1)	834	806	815	904	880	(3%)	6%	2,490	2,599	4%
Administration and other fiduciary fees	701	635	658	752	746	(1%)	6%	2,081	2,156	4%
Total fee revenue	1,535	1,441	1,473	1,656	1,626	(2%)	6%	4,571	4,755	4%
Principal transactions(2)	214	212	233	124	190	53%	(11%)	541	547	1%
All other(2)(3)	(169)	66	(315)	(348)	(276)	21%	(63%)	(636)	(939)	(48%)
Total non-interest revenue	1,580	1,719	1,391	1,432	1,540	8%	(3%)	4,476	4,363	(3%)
Total revenues, net of interest expense(1)	5,015	5,165	4,889	5,062	5,363	6%	7%	14,453	15,314	6%
Total operating expenses(1)	2,575	2,601	2,584	2,679	2,707	1%	5%	7,967	7,970	-
Net credit losses (recoveries) on loans	14	28	6	20	11	(45%)	(21%)	20	37	85%
Credit reserve build (release) for loans	7	(71)	24	53	(4)	NM	NM	(59)	73	NM
Provision (release) for credit losses on unfunded lending commitments	7	(4)	(6)	(6)	(8)	(33%)	NM	21	(20)	NM
Provisions for credit losses for other assets and HTM debt securities	99	159	27	286	62	(78%)	(37%)	182	375	106%
Provision for credit losses	127	112	51	353	61	(83%)	(52%)	164	465	184%
Income from continuing operations before taxes	2,313	2,452	2,254	2,030	2,595	28%	12%	6,322	6,879	9%
Income taxes	630	564	644	582	776	33%	23%	1,626	2,002	23%
Income from continuing operations	1,683	1,888	1,610	1,448	1,819	26%	8%	4,696	4,877	4%
Noncontrolling interests	32	17	15	16	17	6%	(47%)	84	48	(43%)
Net income	$1,651	$1,871	$1,595	$1,432	$1,802	26%	9%	$4,612	$4,829	5%
EOP assets (in billions)	$608	$584	$589	$618	$627	1%	3%
Average assets (in billions)	591	596	578	593	616	4%	4%	$582	$596	2%
Efficiency ratio	51%	50%	53%	53%	50%	(300) bps	(100) bps	55%	52%	(300) bps
Average allocated TCE (in billions)(4)	$24.9	$24.9	$24.7	$24.7	$24.7	-	(1%)	$24.9	$24.7	(1%)
RoTCE(4)	26.4%	29.9%	26.2%	23.3%	28.9%	560 bps	250 bps	24.7%	26.1%	140 bps

Revenue by component
Net interest income	$2,731	$2,840	$2,865	$2,949	$3,121	6%	14%	$8,083	$8,935	11%
Non-interest revenue	896	1,095	775	725	761	5%	(15%)	2,483	2,261	(9%)
Treasury and Trade Solutions (TTS)	3,627	3,935	3,640	3,674	3,882	6%	7%	10,566	11,196	6%
Net interest income	704	606	633	681	702	3%	-	1,894	2,016	6%
Non-interest revenue	684	624	616	707	779	10%	14%	1,993	2,102	5%
Securities Services	1,388	1,230	1,249	1,388	1,481	7%	7%	3,887	4,118	6%
Total Services	$5,015	$5,165	$4,889	$5,062	$5,363	6%	7%	$14,453	$15,314	6%

Revenue by geography
North America	$1,360	$1,504	$1,445	$1,539	$1,637	6%	20%	$3,898	$4,621	19%
International	3,655	3,661	3,444	3,523	3,726	6%	2%	10,555	10,693	1%
Total	$5,015	$5,165	$4,889	$5,062	$5,363	6%	7%	$14,453	$15,314	6%

Key drivers(5) (in billions of dollars, except as otherwise noted)
Average loans by component
TTS	$86	$85	$86	$93	$93	-	8%	$83	$91	10%
Securities Services	1	2	1	1	1	-	-	1	1	-
Total	$87	$87	$87	$94	$94	-	8%	$84	$92	10%

ACLL as a % of EOP loans(6)	0.38%	0.30%	0.30%	0.36%	0.35%	(1) bps	(3) bps

Average deposits by component
TTS	$690	$704	$690	$713	$744	4%	8%	$683	$716	5%
Securities Services	135	135	136	144	149	3%	10%	129	143	11%
Total	$825	$839	$826	$857	$893	4%	8%	$812	$859	6%

AUC/AUA (in trillions of dollars)(7)	$26.3	$25.4	$26.1	$28.2	$29.7	5%	13%
Cross-border transaction value(8)	$95.0	$101.3	$95.1	$101.3	$104.8	3%	10%	$278.4	$301.2	8%
U.S. dollar clearing volume (in millions)(9)	42.7	44.1	42.7	44.3	44.8	1%	5%	123.9	131.8	6%
Commercial card spend volume	$18.3	$17.3	$17.2	$17.9	$18.4	3%	1%	$53.1	$53.5	1%

(1)	See footnote 1 on page 1.
(2)	See footnote 2 on page 2.
(3)	Services revenues reflect the impact of a revenue sharing agreement with Banking – Corporate Lending, for Services products sold to Corporate Lending clients. This generally results in a reduction in Services reported revenue.
(4)	TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.
(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Excludes loans that are carried at fair value for all periods.
(7)	3Q25 is preliminary.
(8)	Represents the total value of cross-border foreign exchange payments processed through Citi platforms.
(9)	Represents the number of U.S. dollar Clearing Payment instructions processed on behalf of U.S. and foreign-domiciled entities (primarily financial institutions).

NM Not meaningful.

MARKETS

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$1,405	$1,856	$2,013	$2,902	$2,251	(22%)	60%	$5,149	$7,166	39%
Fee revenue
Brokerage and fees	391	329	400	399	400	-	2%	1,073	1,199	12%
Investment banking fees(1)	118	104	135	106	163	54%	38%	322	404	25%
Other(2)	64	50	52	51	63	24%	(2%)	188	166	(12%)
Total fee revenue	573	483	587	556	626	13%	9%	1,583	1,769	12%

Principal transactions(3)	2,807	2,341	3,270	2,335	2,746	18%	(2%)	8,481	8,351	(2%)
All other(3)(4)	32	(104)	116	86	(60)	NM	NM	47	142	202%
Total non-interest revenue	3,412	2,720	3,973	2,977	3,312	11%	(3%)	10,111	10,262	1%
Total revenues, net of interest expense	4,817	4,576	5,986	5,879	5,563	(5%)	15%	15,260	17,428	14%
Total operating expenses	3,339	3,174	3,468	3,509	3,491	(1%)	5%	10,028	10,468	4%
Net credit losses (recoveries) on loans	24	-	142	8	68	NM	183%	168	218	30%
Credit reserve build (release) for loans	37	167	48	53	(44)	NM	NM	46	57	24%
Provision (release) for credit losses on unfunded lending commitments	47	(31)	9	(8)	13	NM	(72%)	48	14	(71%)
Provisions for credit losses for other assets and HTM debt securities	33	(2)	2	55	(5)	NM	NM	67	52	(22%)
Provision for credit losses	141	134	201	108	32	(70%)	(77%)	329	341	4%
Income (loss) from continuing operations before taxes	1,337	1,268	2,317	2,262	2,040	(10%)	53%	4,903	6,619	35%
Income taxes (benefits)	248	242	522	513	457	(11%)	84%	924	1,492	61%
Income (loss) from continuing operations	1,089	1,026	1,795	1,749	1,583	(9%)	45%	3,979	5,127	29%
Noncontrolling interests	17	17	13	21	21	-	24%	58	55	(5%)
Net income (loss)	$1,072	$1,009	$1,782	$1,728	$1,562	(10%)	46%	$3,921	$5,072	29%
EOP assets (in billions)	$1,002	$949	$1,165	$1,166	$1,182	1%	18%
Average assets (in billions)	1,082	1,058	1,121	1,222	1,231	1%	14%	$1,065	$1,191	12%
Efficiency ratio	69%	69%	58%	60%	63%	300 bps	(600) bps	66%	60%	(600) bps
Average allocated TCE (in billions)(5)	$54.0	$54.0	$50.4	$50.4	$50.4	-	(7%)	$54.0	$50.4	(7%)
RoTCE(5)	7.9%	7.4%	14.3%	13.8%	12.3%	(150) bps	440 bps	9.7%	13.5%	380 bps

Revenue by component
Fixed Income markets	$3,578	$3,478	$4,477	$4,268	$4,023	(6%)	12%	$11,272	$12,768	13%
Equity markets	1,239	1,098	1,509	1,611	1,540	(4%)	24%	3,988	4,660	17%
Total	$4,817	$4,576	$5,986	$5,879	$5,563	(5%)	15%	$15,260	$17,428	14%

Rates and currencies	$2,465	$2,421	$3,048	$3,134	$2,823	(10%)	15%	$7,731	$9,005	16%
Spread products / other fixed income	1,113	1,057	1,429	1,134	1,200	6%	8%	3,541	3,763	6%
Total Fixed Income markets revenues	$3,578	$3,478	$4,477	$4,268	$4,023	(6%)	12%	$11,272	$12,768	13%

Revenue by geography
North America	$1,773	$1,691	$2,176	$2,130	$2,195	3%	24%	$5,871	$6,501	11%
International	3,044	2,885	3,810	3,749	3,368	(10%)	11%	9,389	10,927	16%
Total	$4,817	$4,576	$5,986	$5,879	$5,563	(5%)	15%	$15,260	$17,428	14%

Key drivers(6) (in billions of dollars)
Average loans	$119	$122	$128	$136	$147	8%	24%	$119	$137	15%
NCLs as a % of average loans	0.08%	0.00%	0.45%	0.02%	0.18%	16 bps	10 bps	0.19%	0.21%	2 bps
ACLL as a % of EOP loans(7)	0.77%	0.88%	0.89%	0.85%	0.78%	(7) bps	1 bps
Average trading account assets	$462	$449	$476	$549	$556	1%	20%	$432	$527	22%

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-brokerage and investment banking fees from customer-driven activities.
(3)	See footnote 2 on page 2.
(4)

Markets revenues reflect the impact of a revenue sharing agreement with Banking – Corporate Lending, for Markets products sold to Corporate Lending clients. This generally results in a reduction in Markets reported revenue.

(5)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(6)	Management uses this information in reviewing the segment's results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

BANKING

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income (including dividends)	$527	$521	$491	$530	$562	6%	7%	$1,636	$1,583	(3%)
Fee revenue
Investment banking fees(1)	999	951	1,104	1,058	1,169	10%	17%	2,906	3,331	15%
Other(2)	31	51	49	59	65	10%	110%	123	173	41%
Total fee revenue	1,030	1,002	1,153	1,117	1,234	10%	20%	3,029	3,504	16%
Principal transactions(3)	(204)	(212)	(90)	(179)	(164)	8%	20%	(575)	(433)	25%
All other(3)(4)	244	(70)	398	453	500	10%	105%	870	1,351	55%
Total non-interest revenue	1,070	720	1,461	1,391	1,570	13%	47%	3,324	4,422	33%

Total revenues, net of interest expense	1,597	1,241	1,952	1,921	2,132	11%	34%	4,960	6,005	21%
Total operating expenses	1,116	1,051	1,034	1,137	1,139	-	2%	3,426	3,310	(3%)

Net credit losses on loans	36	7	34	16	9	(44%)	(75%)	142	59	(58%)
Credit reserve build (release) for loans	62	(122)	78	137	38	(72%)	(39%)	(78)	253	NM
Provision (release) for credit losses on unfunded lending commitments	59	(82)	107	2	98	NM	66%	(46)	207	NM
Provisions for credit losses for other assets and HTM debt securities	20	(43)	(5)	18	12	(33%)	(40%)	(2)	25	NM
Provision for credit losses	177	(240)	214	173	157	(9%)	(11%)	16	544	NM
Income (loss) from continuing operations before taxes	304	430	704	611	836	37%	175%	1,518	2,151	42%
Income taxes (benefits)	68	73	162	150	201	34%	196%	346	513	48%
Income (loss) from continuing operations	236	357	542	461	635	38%	169%	1,172	1,638	40%
Noncontrolling interests	(2)	1	(1)	(2)	(3)	(50%)	(50%)	4	(6)	NM
Net income (loss)	$238	$356	$543	$463	$638	38%	168%	$1,168	$1,644	41%
EOP assets (in billions)	$151	$143	$147	$148	$141	(5%)	(7%)
Average assets (in billions)	152	149	144	150	149	(1%)	(2%)	$153	$148	(3%)
Efficiency ratio	70%	85%	53%	59%	53%	(600) bps	(1,700) bps	69%	55%	(1,400) bps
Average allocated TCE (in billions)(5)	$21.8	$21.8	$20.6	$20.6	$20.6	-	(6%)	$21.8	$20.6	(6%)
RoTCE(5)	4.3%	6.5%	10.7%	9.0%	12.3%	330 bps	800 bps	7.2%	10.7%	350 bps

Revenue by component
Total Investment Banking	$934	$925	$1,035	$981	$1,146	17%	23%	$2,712	$3,162	17%
Corporate Lending—excluding gain/(loss) on loan hedges(4)(6)	742	322	903	1,002	1,030	3%	39%	2,422	2,935	21%
Total Banking revenues (ex-gain/(loss) on loan hedges)(4)(6)	1,676	1,247	1,938	1,983	2,176	10%	30%	5,134	6,097	19%
Gain/(loss) on loan hedges(4)(6)	(79)	(6)	14	(62)	(44)	29%	44%	(174)	(92)	47%
Total Banking revenues including gain/(loss) on loan hedges(4)(6)	$1,597	$1,241	$1,952	$1,921	$2,132	11%	34%	$4,960	$6,005	21%

Business metrics—investment banking fees
Advisory	$394	$353	$424	$408	$427	5%	8%	$892	$1,259	41%
Equity underwriting (Equity Capital Markets (ECM))	129	214	127	218	174	(20%)	35%	474	519	9%
Debt underwriting (Debt Capital Markets (DCM))	476	384	553	432	568	31%	19%	1,540	1,553	1%
Total	$999	$951	$1,104	$1,058	$1,169	10%	17%	$2,906	$3,331	15%

Revenue by geography
North America	$837	$738	$989	$781	$995	27%	19%	$2,359	$2,765	17%
International	760	503	963	1,140	1,137	-	50%	2,601	3,240	25%
Total	$1,597	$1,241	$1,952	$1,921	$2,132	11%	34%	$4,960	$6,005	21%

Key drivers(7) (in billions of dollars)
Average loans	$88	$84	$82	$84	$81	(4%)	(8%)	$89	$82	(8%)
NCLs as a % of average loans	0.16%	0.03%	0.17%	0.08%	0.04%	(4) bps	(12) bps	0.21%	0.10%	(11) bps
ACLL as a % of EOP loans(8)	1.54%	1.42%	1.54%	1.72%	1.83%	11 bps	29 bps

(1)	Investment banking fees are primarily composed of underwriting, advisory, loan syndication structuring, and other related financing activity.
(2)	Primarily includes other non-investment banking fees from customer-driven activities.
(3)	See footnote 2 on page 2.
(4)

Banking revenues reflect the impact of a revenue sharing agreement with Banking – Corporate Lending, for Investment Banking, Markets and Services products sold to Corporate Lending clients. This generally results in an increase in Banking reported revenue.

(5)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(6)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain (loss) on loan hedges includes the mark-to-market on the credit derivatives, partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup's results of operations excluding the impact of gain (loss) on loan hedges are non-GAAP financial measures.

(7)	Management uses this information in reviewing the segment's results and believes it is useful to investors concerning underlying segment performance and trends.
(8)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

WEALTH

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income	$1,233	$1,247	$1,274	$1,278	$1,332	4%	8%	$3,261	$3,884	19%
Fee revenue
Commissions and fees(1)	342	358	399	370	406	10%	19%	1,022	1,175	15%
Other(2)	241	245	247	245	232	(5%)	(4%)	704	724	3%
Total fee revenue	583	603	646	615	638	4%	9%	1,726	1,899	10%
All other(3)	179	144	176	273	194	(29%)	8%	502	643	28%
Total non-interest revenue	762	747	822	888	832	(6%)	9%	2,228	2,542	14%

Total revenues, net of interest expense(1)	1,995	1,994	2,096	2,166	2,164	-	8%	5,489	6,426	17%

Total operating expenses(1)	1,594	1,561	1,639	1,558	1,654	6%	4%	4,765	4,851	2%
Net credit losses on loans	27	30	38	40	56	40%	107%	91	134	47%
Credit reserve build (release) for loans	8	(11)	61	(64)	(25)	61%	NM	(225)	(28)	88%
Provision (release) for credit losses on unfunded lending commitments	(1)	-	(1)	(2)	(1)	50%	-	(9)	(4)	56%
Provisions for benefits and claims (PBC), and other assets	(1)	1	-	-	-	-	100%	(3)	-	100%
Provisions for credit losses and for PBC	33	20	98	(26)	30	NM	(9%)	(146)	102	NM
Income from continuing operations before taxes	368	413	359	634	480	(24%)	30%	870	1,473	69%
Income taxes	85	79	75	140	106	(24%)	25%	202	321	59%
Income from continuing operations	283	334	284	494	374	(24%)	32%	668	1,152	72%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$283	$334	$284	$494	$374	(24%)	32%	$668	$1,152	72%
EOP assets (in billions)	$230	$224	$224	$228	$232	2%	1%
Average assets (in billions)	229	227	223	226	233	3%	2%	$232	$227	(2%)
Efficiency ratio	80%	78%	78%	72%	76%	400 bps	(400) bps	87%	75%	(1,200) bps
Average allocated TCE (in billions)(4)	$13.2	$13.2	$12.3	$12.3	$12.3	-	(7%)	$13.2	$12.3	(7%)
RoTCE(4)	8.5%	10.1%	9.4%	16.1%	12.1%	(400) bps	360 bps	6.8%	12.5%	570 bps

Revenue by component
Private Bank	$614	$590	$664	$731	$656	(10%)	7%	$1,796	$2,051	14%
Citigold	1,137	1,148	1,164	1,214	1,294	7%	14%	3,073	3,672	19%
Wealth at Work	244	256	268	221	214	(3%)	(12%)	620	703	13%
Total	$1,995	$1,994	$2,096	$2,166	$2,164	-	8%	$5,489	$6,426	17%

Revenue by geography
North America	$1,000	$1,008	$1,073	$1,081	$1,066	(1%)	7%	$2,620	$3,220	23%
International	995	986	1,023	1,085	1,098	1%	10%	2,869	3,206	12%
Total	$1,995	$1,994	$2,096	$2,166	$2,164	-	8%	$5,489	$6,426	17%

Key drivers(5) (in billions of dollars)

EOP client balances
Client investment assets(6)(7)	$580	$587	$595	$635	$660	4%	14%
Deposits	316	313	309	310	318	3%	1%
Loans	151	148	147	151	151	-	-
Total	$1,047	$1,048	$1,051	$1,096	$1,129	3%	8%

Net new investment assets (NNIA)(7)(8)	$13.8	$15.6	$16.5	$2.0	$18.6	NM	35%	$26.9	$37.1	38%
Average deposits	316	315	310	308	315	2%	-	316	311	(2%)
Average loans	150	148	147	149	151	1%	1%	150	149	(1%)
ACLL as a % of EOP loans	0.36%	0.36%	0.40%	0.36%	0.34%	(2) bps	(2) bps

(1)	See footnote 1 on page 1.
(2)	Primarily related to fiduciary and administrative fees.
(3)	Primarily related to principal transactions revenue including FX translation.
(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(6)	Includes assets under management, and trust and custody assets.
(7)	3Q25 is preliminary.
(8)	Represents investment asset inflows, including dividends, interest and distributions, less investment asset outflows.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income	$5,293	$5,481	$5,541	$5,471	$5,694	4%	8%	$15,622	$16,706	7%
Fee revenue
Interchange fees(1)(2)	2,388	2,483	2,324	2,499	2,488	-	4%	7,108	7,311	3%
Card rewards and partner payments	(2,839)	(2,960)	(2,821)	(3,008)	(3,031)	(1%)	(7%)	(8,266)	(8,860)	(7%)
Other(2)	110	139	143	147	162	10%	47%	329	452	37%
Total fee revenue	(341)	(338)	(354)	(362)	(381)	(5%)	(12%)	(829)	(1,097)	(32%)
All other(3)	12	7	41	10	18	80%	50%	112	69	(38%)
Total non-interest revenue	(329)	(331)	(313)	(352)	(363)	(3%)	(10%)	(717)	(1,028)	(43%)

Total revenues, net of interest expense	4,964	5,150	5,228	5,119	5,331	4%	7%	14,905	15,678	5%

Total operating expenses(1)	2,376	2,465	2,442	2,381	2,365	(1%)	-	7,181	7,188	-

Net credit losses on loans	1,864	1,920	1,983	1,889	1,776	(6%)	(5%)	5,659	5,648	-
Credit reserve build (release) for loans	41	246	(171)	(6)	64	NM	56%	760	(113)	NM
Provision (release) for credit losses on unfunded lending commit.	-	-	-	1	-	(100%)	-	-	1	NM
Provisions for benefits and claims (PBC), and other assets	4	4	(1)	1	2	100%	(50%)	9	2	(78%)
Provisions for credit losses and for PBC	1,909	2,170	1,811	1,885	1,842	(2%)	(4%)	6,428	5,538	(14%)
Income from continuing operations before taxes	679	515	975	853	1,124	32%	66%	1,296	2,952	128%
Income taxes	157	123	230	204	266	30%	69%	306	700	129%
Income from continuing operations	522	392	745	649	858	32%	64%	990	2,252	127%
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income	$522	$392	$745	$649	$858	32%	64%	$990	$2,252	127%
EOP assets (in billions)	$245	$252	$244	$251	$252	-	3%
Average assets (in billions)	244	249	247	247	253	2%	4%	$239	$249	4%
Efficiency ratio	48%	48%	47%	47%	44%	(300) bps	(400) bps	48%	46%	(200) bps
Average allocated TCE (in billions)(4)	$25.2	$25.2	$23.4	$23.4	$23.4	-	(7%)	$25.2	$23.4	(7%)
RoTCE(4)	8.2%	6.2%	12.9%	11.1%	14.5%	340 bps	630 bps	5.2%	12.9%	770 bps

Revenue by component
Branded Cards(1)(5)	$2,741	$2,806	$2,892	$2,822	$2,970	5%	8%	$7,929	$8,684	10%
Retail Services(1)(5)	1,704	1,741	1,675	1,649	1,686	2%	(1%)	5,329	5,010	(6%)
Retail Banking(1)(5)	519	603	661	648	675	4%	30%	1,647	1,984	20%
Total	$4,964	$5,150	$5,228	$5,119	$5,331	4%	7%	$14,905	$15,678	5%

Average loans and deposits(6) (in billions)
Average loans	$210	$216	$216	$217	$220	1%	5%	$207	$218	5%
ACLL as a % of EOP loans(7)	6.52%	6.38%	6.51%	6.34%	6.33%	(1) bps	(19) bps
Average deposits	85	86	89	90	90	-	6%	93	90	(3%)

(1)	See footnote 1 on page 1.
(2)	Primarily related to retail banking and credit card-related fees.
(3)	Primarily related to revenue incentives from card networks and partners.
(4)

TCE and RoTCE are non-GAAP financial measures. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE to Citigroup's total average TCE and Citi's total average stockholders' equity.

(5)

Effective January 1, 2025, USPB changed its reporting for certain installment lending products that were transferred from Retail Banking to Branded Cards and Retail Services to reflect where these products are managed. Prior periods were conformed to reflect this change.

(6)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(7)	Excludes loans that are carried at fair value for all periods.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

U.S. PERSONAL BANKING

Metrics

						3Q25 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2024	2024	2025	2025	2025	2Q25	3Q24

U.S. Personal Banking Key Drivers)(1)(2) (in billions of dollars, except as otherwise noted)

New credit cards account acquisitions (in thousands)
Branded Cards	1,224	1,129	1,300	1,194	1,343	12%	10%
Retail Services	1,799	2,391	1,540	2,061	1,868	(9%)	4%
Credit card spend volume
Branded Cards	$128.9	$135.4	$125.1	$135.8	$135.6	-	5%
Retail Services	21.7	25.2	19.0	22.9	21.5	(6%)	(1%)
Average loans(3)
Branded Cards	$114.8	$116.9	$116.7	$118.0	$120.2	2%	5%
Credit cards	111.1	113.1	112.9	114.3	116.5	2%	5%
Personal installment loans (PIL)	3.7	3.8	3.8	3.7	3.7	-	-
Retail Services	51.2	51.9	51.3	50.2	50.3	-	(2%)
Retail Banking	44.3	46.8	47.9	48.7	49.8	2%	12%
EOP loans(3)
Branded Cards	$115.9	$121.1	$116.3	$120.2	$121.2	1%	5%
Credit cards	112.1	117.3	112.6	116.6	117.4	1%	5%
PIL	3.8	3.8	3.7	3.6	3.8	6%	-
Retail Services	51.6	53.8	50.2	50.7	50.1	(1%)	(3%)
Retail Banking	45.6	46.8	48.2	49.3	50.3	2%	10%
Total revenues, net of interest expenses as a % of average loans
Branded Cards	9.50%	9.55%	10.05%	9.59%	9.80%	21 bps	30 bps
Retail Services	13.24%	13.35%	13.24%	13.18%	13.30%	12 bps	6 bps
NII as a % of average loans(4)
Branded Cards	9.18%	9.36%	9.79%	9.53%	9.67%	14 bps	49 bps
Retail Services	17.12%	17.06%	17.13%	16.89%	17.31%	42 bps	19 bps
NCLs as a % of average loans
Branded Cards	3.63%	3.63%	3.97%	3.80%	3.54%	(26) bps	(9) bps
Credit cards	3.56%	3.55%	3.89%	3.73%	3.45%	(28) bps	(11) bps
PIL	5.70%	6.18%	6.19%	6.18%	6.43%	25 bps	73 bps
Retail Services	6.14%	6.21%	6.43%	5.89%	5.28%	(61) bps	(86) bps
Retail Banking	0.24%	0.36%	0.25%	0.27%	0.28%	1 bps	4 bps
Loans 90+ days past due as a % of EOP loans
Branded Cards	1.09%	1.16%	1.18%	1.09%	1.07%	(2) bps	(2) bps
Credit cards	1.11%	1.18%	1.20%	1.11%	1.08%	(3) bps	(3) bps
PIL	0.50%	0.55%	0.49%	0.58%	0.55%	(3) bps	5 bps
Retail Services	2.45%	2.46%	2.38%	2.15%	2.21%	6 bps	(24) bps
Retail Banking(5)	0.33%	0.31%	0.33%	0.40%	0.40%	0 bps	7 bps
Loans 30-89 days past due as a % of EOP loans
Branded Cards	1.06%	1.04%	1.03%	0.97%	1.05%	8 bps	(1) bps
Credit cards	1.05%	1.03%	1.02%	0.96%	1.04%	8 bps	(1) bps
PIL	1.32%	1.34%	1.38%	1.39%	1.24%	(15) bps	(8) bps
Retail Services	2.29%	2.09%	2.12%	1.96%	2.11%	15 bps	(18) bps
Retail Banking(5)	0.42%	0.48%	0.56%	0.45%	0.39%	(6) bps	(3) bps
Branches (actual)	641	642	644	650	653	-	2%
Mortgage originations	$4.6	$4.2	$2.8	$4.7	$4.6	(2%)	-

(1)	Management uses this information in reviewing the segment’s results and believes it is useful to investors concerning underlying segment performance and trends.
(2)	See footnote 5 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Net interest income includes certain fees that are recorded as interest revenue.
(5)	Excludes U.S. government-sponsored agency guaranteed loans.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)(3)

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income	$1,469	$1,182	$1,195	$1,364	$1,278	(6%)	(13%)	$4,717	$3,837	(19%)
Non-interest revenue(4)(5)	351	153	250	334	257	(23%)	(27%)	1,451	841	(42%)
Total revenues, net of interest expense	1,820	1,335	1,445	1,698	1,535	(10%)	(16%)	6,168	4,678	(24%)
Total operating expenses(4)(5)(6)(7)(8)(9)	2,077	2,162	2,224	2,276	2,168	(5%)	4%	6,868	6,668	(3%)
Net credit losses on loans	208	257	256	256	297	16%	43%	671	809	21%
Credit reserve build (release) for loans	55	112	73	70	16	(77%)	(71%)	(39)	159	NM
Provision (release) for credit losses on unfunded lending commitments	(7)	(1)	(1)	(6)	(6)	-	14%	(15)	(13)	13%
Provisions for benefits and claims, other assets and HTM debt securities	33	29	31	54	24	(56%)	(27%)	101	109	8%
Provisions for credit losses and for benefits and claims (PBC)	289	397	359	374	331	(11%)	15%	718	1,064	48%
Income (loss) from continuing operations before taxes	(546)	(1,224)	(1,138)	(952)	(964)	(1%)	(77%)	(1,418)	(3,054)	(115%)
Income taxes (benefits)	(52)	(153)	(285)	(364)	(263)	28%	(406%)	(29)	(912)	NM
Income (loss) from continuing operations	(494)	(1,071)	(853)	(588)	(701)	(19%)	(42%)	(1,389)	(2,142)	(54%)
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-	(2)	(2)	-
Noncontrolling interests	(12)	(1)	16	(21)	3	NM	NM	(29)	(2)	93%
Net income (loss)	$(483)	$(1,070)	$(870)	$(567)	$(705)	(24%)	(46%)	$(1,362)	$(2,142)	(57%)
EOP assets (in billions)	$195	$201	$203	$212	$208	(2%)	7%
Average assets (in billions)	194	196	204	210	207	(1%)	7%	$195	$207	6%
Efficiency ratio	114%	162%	154%	134%	141%	700 bps	2,700 bps	111%	143%	3,200 bps
Average allocated TCE (in billions)(10)	$29.2	$29.5	$37.9	$40.7	$40.9	-	40%	$27.4	$39.4	44%

Revenue by reporting unit and component
Mexico Consumer/SBMM	$1,523	$1,422	$1,467	$1,536	$1,722	12%	13%	$4,719	$4,725	-
Asia Consumer(11)	191	150	135	155	149	(4%)	(22%)	662	439	(34%)
Legacy Holdings Assets (LHA)	20	(9)	19	-	-	-	(100%)	(109)	19	NM
Corporate/Other	86	(228)	(176)	7	(336)	NM	NM	896	(505)	NM
Total	$1,820	$1,335	$1,445	$1,698	$1,535	(10%)	(16%)	$6,168	$4,678	(24%)

Mexico Consumer/SBMM—key indicators (in billions of dollars)
EOP loans	$23.5	$23.1	$24.1	$26.8	$28.5	6%	21%
EOP deposits	34.6	34.1	35.3	38.4	40.6	6%	17%
Average loans	23.9	23.4	23.7	25.5	27.2	7%	14%
NCLs as a % of average loans (Mexico Consumer only)	4.36%	4.81%	5.51%	5.28%	5.46%	18 bps	110 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.37%	1.43%	1.41%	1.58%	1.60%	2 bps	23 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.47%	1.41%	1.46%	1.52%	1.58%	6 bps	11 bps

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$5.5	$4.7	$4.5	$3.0	$2.7	(10%)	(51%)
EOP deposits	8.4	7.5	7.4	1.5	1.3	(13%)	(85%)
Average loans	5.6	5.1	4.7	4.0	2.8	(30%)	(50%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.5	$2.2	$2.2	$2.1	$1.8	(14%)	(28%)

(1)

Includes Legacy Franchises (see page 12 for details) and certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses, and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations. The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

(3)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(4)	See footnote 1 on page 1.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER—MANAGED BASIS(1)(2)

Legacy Franchises(3)

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income	$1,253	$1,160	$1,167	$1,271	$1,338	5%	7%	$3,727	$3,776	1%
Non-interest revenue(4)(5)	481	403	454	420	533	27%	11%	1,545	1,407	(9%)
Total revenues, net of interest expense	1,734	1,563	1,621	1,691	1,871	11%	8%	5,272	5,183	(2%)
Total operating expenses(4)(5)(6)(7)(8)(9)	1,475	1,381	1,334	1,287	1,320	3%	(11%)	4,630	3,941	(15%)
Net credit losses on loans	208	257	256	256	297	16%	43%	671	809	21%
Credit reserve build (release) for loans	55	112	73	70	16	(77%)	(71%)	(39)	159	NM
Provision (release) for credit losses on unfunded lending commitments	(7)	(1)	(1)	(6)	(6)	-	14%	(15)	(13)	13%
Provisions for benefits and claims (PBC), other assets and HTM debt securities	35	25	30	51	20	(61%)	(43%)	100	101	1%
Provisions for credit losses and for PBC	291	393	358	371	327	(12%)	12%	717	1,056	47%
Income (loss) from continuing operations before taxes	(32)	(211)	(71)	33	224	NM	NM	(75)	186	NM
Income taxes (benefits)	(1)	(53)	(25)	(5)	66	NM	NM	11	36	227%
Income (loss) from continuing operations	(31)	(158)	(46)	38	158	316%	NM	(86)	150	NM
Noncontrolling interests	-	3	14	(22)	3	NM	NM	2	(5)	NM
Net income (loss)	$(31)	$(161)	$(60)	$60	$155	158%	NM	$(88)	$155	NM
EOP assets (in billions)	$69	$74	$77	$83	$86	4%	25%
Average assets (in billions)	70	72	77	81	85	5%	21%	$75	$81	8%
Efficiency ratio	85%	88%	82%	76%	71%	(500) bps	(1,400) bps	88%	76%	(1,200) bps
Allocated TCE (in billions)(10)	$6.2	$6.2	$5.1	$5.1	$5.1	-	(18%)	$6.2	$5.1	(18%)

Revenue by reporting unit and component
Mexico Consumer/SBMM(3)	$1,523	$1,422	$1,467	$1,536	$1,722	12%	13%	$4,719	$4,725	-
Asia Consumer(11)	191	150	135	155	149	(4%)	(22)%	662	439	(34%)
Legacy Holdings Assets (LHA)	20	(9)	19	-	-	-	(100)%	(109)	19	NM
Total	$1,734	$1,563	$1,621	$1,691	$1,871	11%	8%	$5,272	$5,183	(2%)

Mexico Consumer/SBMM(3)—key indicators (in billions of dollars)
EOP loans	$23.5	$23.1	$24.1	$26.8	$28.5	6%	21%
EOP deposits	34.6	34.1	35.3	38.4	40.6	6%	17%
Average loans	23.9	23.4	23.7	25.5	27.2	7%	14%
NCLs as a % of average loans (Mexico Consumer only)	4.36%	4.81%	5.51%	5.28%	5.46%	18 bps	110 bps
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.37%	1.43%	1.41%	1.58%	1.60%	2 bps	23 bps
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.47%	1.41%	1.46%	1.52%	1.58%	6 bps	11 bps

Asia Consumer—key indicators (in billions of dollars)(12)(13)
EOP loans	$5.5	$4.7	$4.5	$3.0	$2.7	(10%)	(51%)
EOP deposits	8.4	7.5	7.4	1.5	1.3	(13%)	(85%)
Average loans	5.6	5.1	4.7	4.0	2.8	(30%)	(50%)

Legacy Holdings Assets—key indicators (in billions of dollars)
EOP loans	$2.5	$2.2	$2.2	$2.1	$1.8	(14%)	(28%)

(1)

Reflects results on a managed basis, which excludes divestiture-related impacts related to Citi's divestitures of its Asia consumer banking businesses and the planned divestiture of Mexico Consumer/SBMM within Legacy Franchises. See page 14 for additional information.

The results of operations, as well as certain disclosed balance sheet information, for Mexico Consumer/SBMM are presented on a managerial view and include certain intercompany allocations, managerial charges and offshore expenses that reflect the Mexico Consumer/SBMM operations as a component of Citi’s consolidated operations. The Mexico Consumer/SBMM results are therefore not intended to reflect, and may differ (significantly) from, Banamex’s results and operations as a standalone legal entity.

(2)	Certain of the results of operations of All Other—managed basis are non-GAAP financial measures. See page 14 for additional information.
(3)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia, Poland and Russia that Citi has exited or intends to exit (collectively Asia Consumer); Mexico Consumer/SBMM (consists of Mexico consumer banking (Mexico Consumer) and Small Business and Middle-Market Banking (SBMM), collectively (Mexico Consumer/SBMM)); and Legacy Holdings Assets (primarily North America consumer mortgage loans, Citigroup's U.K. consumer banking business and other legacy assets).

(4)	See footnote 1 on page 1.
(5)	See footnote 2 on page 14.
(6)	See footnote 3 on page 14.
(7)	See footnote 4 on page 14.
(8)	See footnote 5 on page 14.
(9)	See footnote 6 on page 14.
(10)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.
(11)	Asia Consumer includes revenues from the Poland and Russia consumer banking businesses.
(12)	Asia Consumer also includes loans and deposits in Poland (through 1Q25) and Russia.
(13)

The key indicators for Asia Consumer also reflect the reclassification of loans and deposits to Other assets and Other liabilities under HFS accounting on Citi’s Consolidated Balance Sheet beginning in 2Q25.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

Corporate/Other(1)

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income	$216	$22	$28	$93	$(60)	NM	NM	$990	$61	(94%)
Non-interest revenue	(130)	(250)	(204)	(86)	(276)	(221%)	(112%)	(94)	(566)	NM
Total revenues, net of interest expense	86	(228)	(176)	7	(336)	NM	NM	896	(505)	NM

Total operating expenses	602	781	890	989	848	(14%)	41%	2,238	2,727	22%
Provisions for other assets, HTM debt securities and other	(2)	4	1	3	4	33%	NM	1	8	NM
Income (loss) from continuing operations before taxes	(514)	(1,013)	(1,067)	(985)	(1,188)	(21%)	(131%)	(1,343)	(3,240)	(141%)
Income taxes (benefits)	(51)	(100)	(260)	(359)	(329)	8%	NM	(40)	(948)	NM
Income (loss) from continuing operations	(463)	(913)	(807)	(626)	(859)	(37%)	(86%)	(1,303)	(2,292)	(76%)
Income (loss) from discontinued operations, net of taxes	(1)	-	(1)	-	(1)	NM	-	(2)	(2)	-
Noncontrolling interests	(12)	(4)	2	1	-	(100%)	100%	(31)	3	NM
Net income (loss)	$(452)	$(909)	$(810)	$(627)	$(860)	(37%)	(90%)	$(1,274)	$(2,297)	(80%)
EOP assets (in billions)	$126	$127	$126	$129	$122	(5%)	(3%)
Average allocated TCE (in billions)(2)	23.0	23.3	32.8	35.6	35.8	1%	56%	$21.2	$34.3	62%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury investment activities and discontinued operations.

(2)	TCE is a non-GAAP financial measure. See page 22 for a reconciliation of the summation of the segments' and component's average allocated TCE.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALL OTHER

RECONCILING ITEMS(1)

Divestiture-Related Impacts

(In millions of dollars, except as otherwise noted)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Net interest income	$-	$-	$-	$-	$-	-	-	$-	$-	-
Non-interest revenue(2)	1	4	-	(177)	2	NM	100%	22	(175)	NM
Total revenues, net of interest expense	1	4	-	(177)	2	NM	100%	22	(175)	NM
Total operating expenses(2)(3)(4)(5)(6)	67	56	34	37	766	NM	NM	262	837	219%
Net credit losses on loans	(1)	-	-	5	(3)	NM	(200%)	7	2	(71%)
Credit reserve build (release) for loans	-	-	(11)	-	-	-	-	-	(11)	NM
Provision (release) for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims, other assets and HTM debt securities	-	-	-	-	-	-	-	-	-	-
Provisions for credit losses and for benefits and claims (PBC)	(1)	-	(11)	5	(3)	NM	(200%)	7	(9)	NM
Income (loss) from continuing operations before taxes	(65)	(52)	(23)	(219)	(761)	(247%)	NM	(247)	(1,003)	(306%)
Income taxes (benefits)	(20)	(16)	(8)	(39)	16	NM	NM	(76)	(31)	59%
Income (loss) from continuing operations	(45)	(36)	(15)	(180)	(777)	(332%)	NM	(171)	(972)	(468%)
Income (loss) from discontinued operations, net of taxes	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$(45)	$(36)	$(15)	$(180)	$(777)	(332%)	NM	$(171)	$(972)	(468%)

(1)

Reconciling Items consist of the divestiture-related impacts excluded from the results of All Other, as well as All Other—Legacy Franchises on a managed basis. The Reconciling Items are fully reflected in Citi's Consolidated Statement of Income on page 2 for each respective line item.

(2)

2Q25 includes (i) an approximately $186 million loss recorded in revenue (approximately $157 million after tax) related to the announced sale of the Poland consumer banking business; and (ii) approximately $37 million in operating expenses (approximately $26 million after tax) primarily related to separation costs in Mexico. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.

(3)

3Q24 includes approximately $67 million in operating expenses (approximately $46 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

(4)

4Q24 includes approximately $56 million in operating expenses (approximately $39 million after-tax), primarily related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Annual Report on Form 10-K for the year ended December 31, 2024.

(5)

1Q25 includes approximately $34 million in operating expenses (approximately $23 million after-tax), largely related to separation costs in Mexico and severance costs in the Asia exit markets. For additional information, see Citi's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.

(6)

3Q25 includes approximately $766 million in operating expenses (approximately $744 million after-tax), driven by a goodwill impairment charge in Mexico ($726 million ($714 million after-tax)) and separation costs in Mexico.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate(4)

(In millions of dollars), except as otherwise noted	3Q24	2Q25	3Q25(5)	3Q24	2Q25	3Q25(5)	3Q24	2Q25	3Q25(5)
Assets
Deposits with banks	$266,300	$298,158	$332,245	$3,050	$3,043	$3,435	4.56%	4.09%	4.10%
Securities borrowed and purchased under resale agreements(6)	335,601	375,205	357,804	7,293	6,621	7,003	8.65%	7.08%	7.77%
Trading account assets(7)	416,636	506,877	523,334	4,451	5,821	5,289	4.25%	4.61%	4.01%
Investments	500,007	449,852	449,689	4,690	4,215	4,177	3.73%	3.76%	3.69%
Consumer loans	386,155	390,349	396,333	10,051	9,771	10,150	10.35%	10.04%	10.16%
Corporate loans	300,357	321,827	328,686	5,771	5,212	5,263	7.64%	6.50%	6.35%
Total loans (net of unearned income)(8)	686,512	712,176	725,019	15,822	14,983	15,413	9.17%	8.44%	8.43%
Other interest-earning assets	77,060	83,064	83,974	1,174	1,204	1,400	6.06%	5.81%	6.61%
Total average interest-earning assets	$2,282,116	$2,425,332	$2,472,065	$36,480	$35,887	$36,717	6.36%	5.93%	5.89%

Liabilities
Deposits	$1,109,067	$1,138,996	$1,180,367	$10,319	$8,685	$9,163	3.70%	3.06%	3.08%
Securities loaned and sold under repurchase agreements(6)	338,459	421,198	401,821	7,328	6,938	7,356	8.61%	6.61%	7.26%
Trading account liabilities(7)	96,448	104,148	107,815	792	748	755	3.27%	2.88%	2.78%
Short-term borrowings and other interest-bearing liabilities	122,255	140,571	147,175	2,009	1,800	1,933	6.54%	5.14%	5.21%
Long-term debt(9)	175,690	182,803	187,340	2,646	2,513	2,543	5.99%	5.51%	5.39%
Total average interest-bearing liabilities	$1,841,919	$1,987,716	$2,024,518	$23,094	$20,684	$21,750	4.99%	4.17%	4.26%

Net interest income as a % of average interest-earning assets (NIM)(9)				$13,386	$15,203	$14,967	2.33%	2.51%	2.40%

3Q25 increase (decrease) from:							7 bps	(11) bps

(1)

Interest income and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $24 million for 3Q24, $28 million for 2Q25 and $27 million for 3Q25.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	3Q25 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on Trading account liabilities of Services, Markets, and Banking is reported as a reduction of Interest income. Interest income and Interest expense on cash collateral positions are reported in Trading account assets and Trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						3Q25 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2024	2024	2025	2025	2025	2Q25	3Q24

Corporate loans by region
North America	$127.5	$130.8	$138.7	$146.5	$150.1	2%	18%
International	172.3	170.6	177.0	183.1	185.2	1%	7%
Total corporate loans	$299.8	$301.4	$315.7	$329.6	$335.3	2%	12%

Corporate loans by segment and reporting unit
Services	$88.7	$87.9	$98.0	$96.4	$99.4	3%	12%
Markets	120.0	125.3	129.8	144.3	149.7	4%	25%
Banking	84.7	82.1	81.4	81.9	78.8	(4%)	(7%)
All Other - Legacy Franchises - Mexico SBMM & AFG(3)	6.4	6.1	6.5	7.0	7.4	6%	16%
Total corporate loans	$299.8	$301.4	$315.7	$329.6	$335.3	2%	12%

Wealth by region
North America	$99.8	$98.0	$96.7	$98.0	$97.9	-	(2%)
International	51.2	49.5	50.6	52.7	53.5	2%	4%
Total	$151.0	$147.5	$147.3	$150.7	$151.4	-	-

USPB(4)
Branded Cards	$115.9	$121.1	$116.3	$120.2	$121.2	1%	5%
Credit cards	112.1	117.3	112.6	116.6	117.4	1%	5%
Personal installment loans (PIL)	3.8	3.8	3.7	3.6	3.8	6%	-
Retail Services	51.6	53.8	50.2	50.7	50.1	(1%)	(3%)
Retail Banking	45.6	46.8	48.2	49.3	50.3	2%	10%
Total	$213.1	$221.7	$214.7	$220.2	$221.6	1%	4%

All Other—Consumer
Mexico Consumer	$17.4	$17.2	$17.9	$20.0	$21.2	6%	22%
Asia Consumer(5)	5.5	4.7	4.5	3.0	2.7	(10%)	(51%)
Legacy Holdings Assets (LHA)	2.2	2.0	1.9	1.9	1.7	(11%)	(23%)
Total	$25.1	$23.9	$24.3	$24.9	$25.6	3%	2%

Total consumer loans	$389.2	$393.1	$386.3	$395.8	$398.6	1%	2%

Total loans—EOP	$688.9	$694.5	$702.1	$725.3	$733.9	1%	7%

Total loans—average	$686.5	$688.0	$690.7	$712.2	$725.0	2%	6%

NCLs as a % of total average loans	1.26%	1.30%	1.44%	1.26%	1.21%	(5) bps	(5) bps

(1)	Corporate loans include loans managed by Services, Markets, Banking, and All Other—Legacy Franchises—Mexico SBMM, and the AFG.
(2)	Consumer loans include loans managed by USPB, Wealth, and All Other—Legacy Franchises (other than Mexico SBMM, and the AFG).
(3)

Includes Legacy Franchises corporate loans activity related to Mexico SBMM and AFG (AFG was previously reported in Markets; all periods have been reclassified to reflect this move into Legacy Franchises), as well as other LHA corporate loans.

(4)	See footnote 5 on page 9.
(5)	Asia Consumer also includes loans in Poland (through 1Q25) and Russia.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

EOP DEPOSITS

(In billions of dollars)

						3Q25 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2024	2024	2025	2025	2025	2Q25	3Q24

Services, Markets, and Banking by region
North America	$394.7	$397.8	$406.2	$414.4	$428.4	3%	9%
International	444.9	422.5	444.4	477.2	483.1	1%	9%
Total	$839.6	$820.3	$850.6	$891.6	$911.5	2%	9%

Treasury and Trade Solutions	$683.7	$680.7	$692.1	$726.4	$740.0	2%	8%
Securities Services	142.0	126.3	140.9	148.1	151.3	2%	7%
Services	$825.7	$807.0	$833.0	$874.5	$891.3	2%	8%
Markets(1)	13.4	12.7	17.1	16.7	19.4	16%	45%
Banking	0.5	0.6	0.5	0.4	0.8	100%	60%
Total	$839.6	$820.3	$850.6	$891.6	$911.5	2%	9%

Wealth
North America	$191.7	$189.5	$186.3	$186.8	$188.9	1%	(1%)
International	124.6	123.3	122.4	123.1	129.2	5%	4%
Total	$316.3	$312.8	$308.7	$309.9	$318.1	3%	1%

USPB	$85.1	$89.4	$92.4	$90.5	$89.6	(1%)	5%

All Other
Legacy Franchises
Mexico Consumer	$26.1	$26.0	$25.6	$28.5	$29.7	4%	14%
Mexico SBMM—corporate	8.5	8.1	9.7	9.9	10.9	10%	28%
Asia Consumer(2)	8.4	7.5	7.4	1.5	1.3	(13%)	(85%)
Legacy Holdings Assets (LHA)(3)	0.4	0.2	0.1	0.1	0.1	-	(75%)
Corporate/Other(1)	25.6	20.2	21.9	25.7	22.7	(12%)	(11%)
Total	$69.0	$62.0	$64.7	$65.7	$64.7	(2%)	(6%)

Total deposits—EOP	$1,310.0	$1,284.5	$1,316.4	$1,357.7	$1,383.9	2%	6%

Total deposits—average	$1,311.1	$1,320.4	$1,305.0	$1,342.8	$1,382.2	3%	5%

(1)	During the third quarter of 2024, approximately $9 billion of institutional deposits were moved from Markets to Corporate/Other, as they are managed by Citi Treasury. Prior periods were not impacted.
(2)	Asia Consumer also includes deposits in Poland (through 1Q25) and Russia.
(3)	LHA includes deposits from the U.K. consumer banking business.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except ratios)

									Builds						ACLL/EOP
	Balance	Builds (Releases)					FY 2024	Balance	(Releases)				YTD 2025	Balance	Loans
	12/31/23	1Q24	2Q24	3Q24	4Q24	FY 2024	FX/Other	12/31/24	1Q25	2Q25	3Q25	YTD 2025	FX/Other(1)	9/30/25	9/30/25

Allowance for credit losses on loans (ACLL)
Services	$397	$34	$(100)	$7	$(71)	$(130)	$(3)	$264	$24	$53	$(4)	$73	$7	$344
Markets	820	120	(111)	37	167	213	(3)	1,030	48	53	(44)	57	12	1,099
Banking	1,376	(89)	(51)	62	(122)	(200)	(9)	1,167	78	137	38	253	25	1,445
Legacy Franchises corporate (Mexico SBMM & AFG(2))	121	(8)	(12)	(3)	10	(13)	(13)	95	4	16	(12)	8	10	113
Total corporate ACLL	$2,714	$57	$(274)	$103	$(16)	$(130)	$(28)	$2,556	$154	$259	$(22)	$391	$54	$3,001	0.92%
U.S. Cards(3)	$12,626	$326	$357	$10	$221	$914	$20	$13,560	$(169)	$(12)	$44	$(137)	$2	$13,425	8.01%
Installment loans(4)	319	13	30	30	32	105	1	425	(5)	7	11	13	(1)	437
Retail Banking(4)	157	(2)	(5)	1	(7)	(13)	-	144	3	(1)	9	11	-	155
Total USPB	$13,102	$337	$382	$41	$246	$1,006	$21	$14,129	$(171)	$(6)	$64	$(113)	$1	$14,017
Wealth	767	(190)	(43)	8	(11)	(236)	(2)	529	61	(64)	(25)	(28)	7	508
All Other—consumer	1,562	(85)	11	58	102	86	(288)	1,360	58	54	28	140	180	1,680
Total consumer ACLL	$15,431	$62	$350	$107	$337	$856	$(269)	$16,018	$(52)	$(16)	$67	$(1)	$188	$16,205	4.07%
Total ACLL	$18,145	$119	$76	$210	$321	$726	$(297)	$18,574	$102	$243	$45	$390	$242	$19,206	2.65%
Allowance for credit losses on unfunded lending commitments (ACLUC)	$1,728	$(98)	$(8)	$105	$(118)	$(119)	$(8)	$1,601	$108	$(19)	$100	$189	$30	$1,820
Total ACLL and ACLUC (EOP)	19,873	21	68	315	203	607	(305)	20,175	210	224	145	579	272	21,026
Other(5)	1,883	14	107	160	131	412	(293)	2,002	34	388	74	496	254	2,752
Total allowance for credit losses (ACL)	$21,756	$35	$175	$475	$334	$1,019	$(598)	$22,177	$244	$612	$219	$1,075	$526	$23,778

(1)	Primarily includes FX translation on the EOP ACL balances.
(2)	See footnote 3 on page 16.
(3)	The December 31, 2024 ACLL balance includes approximately $20 million related to an acquired portfolio, which is also reflected in the FX/Other column in this table.
(4)	See footnote 5 on page 9.
(5)	Includes ACL activity on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

(In millions of dollars)

						3Q25 Increase/		Nine	Nine	YTD 2025 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2024 Increase/
	2024	2024	2025	2025	2025	2Q25	3Q24	2024	2025	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$18,216	$18,356	$18,574	$18,726	$19,123	2%	5%	$18,145	$18,574	2%
Gross credit (losses) on loans	(2,609)	(2,680)	(2,926)	(2,723)	(2,726)	-	(4%)	(8,014)	(8,375)	(5%)
Gross recoveries on loans	437	438	467	489	512	5%	17%	1,256	1,468	17%
Net credit (losses) / recoveries on loans (NCLs)	(2,172)	(2,242)	(2,459)	(2,234)	(2,214)	(1%)	2%	(6,758)	(6,907)	2%
Replenishment of NCLs	2,172	2,242	2,459	2,234	2,214	(1%)	2%	6,758	6,907	2%
Net reserve builds / (releases) for loans	210	321	102	243	45	(81%)	(79%)	405	390	(4%)
Provision for credit losses on loans (PCLL)	2,382	2,563	2,561	2,477	2,259	(9%)	(5%)	7,163	7,297	2%
Other, net(1)(2)(3)(4)(5)(6)	(70)	(103)	50	154	38	(75%)	NM	(194)	242	NM
ACLL at end of period (a)	$18,356	$18,574	$18,726	$19,123	$19,206	-	5%	$18,356	$19,206	5%

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$1,725	$1,601	$1,720	$1,721	$1,820	6%	6%	$1,725	$1,820	6%

Provision (release) for credit losses on unfunded lending commitments	$105	$(118)	$108	$(19)	$100	NM	(5%)	$(1)	$189	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$20,081	$20,175	$20,446	$20,844	$21,026	1%	5%	$20,081	$21,026	5%

Total ACLL as a percentage of total loans(8)	2.70%	2.71%	2.70%	2.67%	2.65%	(2) bps	(5) bps

Consumer
ACLL at beginning of period	$15,732	$15,765	$16,018	$16,001	$16,100	1%	2%	$15,431	$16,018	4%

NCLs	(2,098)	(2,191)	(2,277)	(2,185)	(2,122)	(3%)	1%	(6,412)	(6,584)	3%
Replenishment of NCLs	2,098	2,191	2,277	2,185	2,122	(3%)	1%	6,412	6,584	3%
Net reserve builds / (releases) for loans	107	337	(52)	(16)	67	NM	(37%)	519	(1)	NM
Provision for credit losses on loans (PCLL)	2,205	2,528	2,225	2,169	2,189	1%	(1%)	6,931	6,583	(5%)
Other, net(1)(2)(3)(4)(5)(6)	(74)	(84)	35	115	38	(67%)	NM	(185)	188	NM
ACLL at end of period (b)	$15,765	$16,018	$16,001	$16,100	$16,205	1%	3%	$15,765	$16,205	3%

Consumer ACLUC(7) (b)	$39	$34	$31	$24	$20	(17%)	(49%)	$39	$20	(49%)

Provision (release) for credit losses on unfunded lending commitments	$(4)	$(2)	$(3)	$(1)	$(4)	(300%)	-	$(23)	$(8)	65%

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$15,804	$16,052	$16,032	$16,124	$16,225	1%	3%	$15,804	$16,225	3%

Consumer ACLL as a percentage of total consumer loans	4.05%	4.08%	4.14%	4.07%	4.07%	0 bps	2 bps

Corporate
ACLL at beginning of period	$2,484	$2,591	$2,556	$2,725	$3,023	11%	22%	$2,714	$2,556	(6%)

NCLs	(74)	(51)	(182)	(49)	(92)	88%	24%	(346)	(323)	(7%)
Replenishment of NCLs	74	51	182	49	92	88%	24%	346	323	(7%)
Net reserve builds / (releases) for loans	103	(16)	154	259	(22)	NM	NM	(114)	391	NM
Provision for credit losses on loans (PCLL)	177	35	336	308	70	(77%)	(60%)	232	714	208%
Other, net(1)	4	(19)	15	39	-	(100%)	(100%)	(9)	54	NM

ACLL at end of period (c)	$2,591	$2,556	$2,725	$3,023	$3,001	(1%)	16%	$2,591	$3,001	16%

Corporate ACLUC(7) (c)	$1,686	$1,567	$1,689	$1,697	$1,800	6%	7%	$1,686	$1,800	7%

Provision (release) for credit losses on unfunded lending commitments	$109	$(116)	$111	$(18)	$104	NM	(5%)	$22	$197	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,277	$4,123	$4,414	$4,720	$4,801	2%	12%	$4,277	$4,801	12%

Corporate ACLL as a percentage of total corporate loans(9)	0.89%	0.87%	0.89%	0.94%	0.92%	(2) bps	3 bps

Footnotes to this table are on the following page (page 20).

ALLOWANCE FOR CREDIT LOSSES ON LOANS (ACLL) AND UNFUNDED LENDING COMMITMENTS (ACLUC)

The following footnotes relate to the table on the preceding page (page 19):

(1)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(2)	3Q24 primarily relates to FX translation.
(3)	4Q24 primarily relates to FX translation.
(4)	1Q25 primarily relates to FX translation.
(5)

2Q25 includes an approximate $25 million reclass related to Citi's agreement to sell its Poland consumer banking business. That ACLL was transferred to Other assets beginning June 30, 2025. 2Q25 also includes FX translation.

(6)	3Q25 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)

Excludes loans that are carried at fair value of $8.1 billion, $8.0 billion, $8.2 billion, $9.3 billion, and $7.9 billion at September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025, respectively.

(9)

Excludes loans that are carried at fair value of $7.8 billion, $7.8 billion, $7.9 billion, $9.2 billion, and $7.9 billion at September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, and September 30, 2025, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						3Q25 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2024	2024	2025	2025	2025	2Q25	3Q24

Corporate non-accrual loans by region(1)
North America	$459	$757	$822	$953	$1,280	34%	179%
International	485	620	554	769	791	3%	63%
Total	$944	$1,377	$1,376	$1,722	$2,071	20%	119%

Corporate non-accrual loans by segment and component(1)
Banking	$348	$498	$510	$502	$820	63%	136%
Services	96	65	110	134	187	40%	95%
Markets	390	715	631	932	926	(1%)	137%
Mexico SBMM & AFG	110	99	125	154	138	(10%)	25%
Total	$944	$1,377	$1,376	$1,722	$2,071	20%	119%

Consumer non-accrual loans(1)
Wealth	$284	$404	$415	$637	$583	(8%)	105%
USPB	292	290	305	329	325	(1%)	11%
Mexico Consumer	415	411	416	485	526	8%	27%
Asia Consumer(2)	21	19	20	16	16	-	(24%)
Legacy Holdings Assets—Consumer	210	186	172	165	157	(5%)	(25%)
Total	$1,222	$1,310	$1,328	$1,632	$1,607	(2%)	32%

Total non-accrual loans (NAL)	$2,166	$2,687	$2,704	$3,354	$3,678	10%	70%

Other real estate owned (OREO)(3)	$25	$18	$21	$26	$29	12%	16%

NAL as a percentage of total loans	0.31%	0.39%	0.39%	0.46%	0.50%	4 bps	19 bps

ACLL as a percentage of NAL	847%	691%	693%	570%	522%

(1)

Corporate loans are placed on non-accrual status based on a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer loans and Corporate loans on the Consolidated Balance Sheet.

(2)	Asia Consumer also includes Non-accrual assets in Poland (through 1Q25) and Russia.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMMON EQUITY TIER 1 (CET1) CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS,

TANGIBLE COMMON EQUITY, COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE (TBVPS)

(In millions of dollars or shares, except per share amounts and ratios)

						Nine	Nine
	September 30,	December 31,	March 31,	June 30,	September 30,	Months	Months
CET1 Capital and Ratio and Components(1)	2024	2024	2025	2025	2025(2)	2024	2025

Citigroup common stockholders’ equity(3)	$192,796	$190,815	$194,125	$196,931	$194,038
Add: qualifying noncontrolling interests	168	186	192	200	200
Regulatory capital adjustments and deductions:
Add:
CECL transition provision(4)	757	757	-	-	-
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	(773)	(220)	(213)	(141)	(116)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(906)	(910)	(32)	(408)	(1,443)
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	18,397	17,994	18,122	18,524	17,876
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,061	3,357	3,291	3,236	3,169
Defined benefit pension plan net assets and other	1,447	1,504	1,532	1,610	1,725
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(6)	11,318	11,628	11,517	11,163	10,807
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)(8)	3,071	3,042	4,261	4,204	3,759
CET1 Capital	$158,106	$155,363	$155,839	$158,943	$158,461
Risk-Weighted Assets (RWA)(4)	$1,153,150	$1,139,988	$1,162,306	$1,178,756	$1,197,575
CET1 Capital ratio (CET1/RWA)	13.71%	13.63%	13.41%	13.48%	13.2%

Supplementary Leverage Ratio and Components
CET1(4)	$158,106	$155,363	$155,839	$158,943	$158,461
Additional Tier 1 Capital (AT1)(7)	17,682	19,164	19,675	17,676	20,311
Total Tier 1 Capital (T1C) (CET1 + AT1)	$175,788	$174,527	$175,514	$176,619	$178,772
Total Leverage Exposure (TLE)(4)	$3,005,709	$2,985,418	$3,033,450	$3,195,323	$3,238,996
Supplementary Leverage ratio (T1C/TLE)(4)	5.85%	5.85%	5.79%	5.53%	5.5%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders’ equity	$192,733	$190,748	$194,058	$196,872	$193,973
Less:
Goodwill	19,691	19,300	19,422	19,878	19,126
Intangible assets (other than MSRs)	3,438	3,734	3,679	3,639	3,582
Goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	16	16	16	16	-
Tangible common equity (TCE)(9)	$169,588	$167,698	$170,941	$173,339	$171,265
Common shares outstanding (CSO)	1,891.3	1,877.1	1,867.7	1,840.9	1,789.3
Book value per share (common equity/CSO)	$101.91	$101.62	$103.90	$106.94	$108.41
Tangible book value per share (TCE/CSO)(9)	$89.67	$89.34	$91.52	$94.16	$95.72

Average TCE (in billions of dollars)(9)
Services	$24.9	$24.9	$24.7	$24.7	$24.7	$24.9	$24.7
Markets	54.0	54.0	50.4	50.4	50.4	54.0	50.4
Banking	21.8	21.8	20.6	20.6	20.6	21.8	20.6
Wealth	13.2	13.2	12.3	12.3	12.3	13.2	12.3
USPB	25.2	25.2	23.4	23.4	23.4	25.2	23.4
All Other	29.2	29.5	37.9	40.7	40.9	27.4	39.4
Total Citi average TCE	$168.3	$168.6	$169.3	$172.1	$172.3	$166.5	$170.8
Plus:
Average goodwill	$19.6	$19.4	$18.8	$19.8	$19.6	$19.4	$19.4
Average intangible assets (other than MSRs)	3.5	3.6	3.7	3.7	3.6	3.7	4.1
Average goodwill and identifiable intangible assets (other than MSRs) related to businesses HFS	-	-	-	-	-	-	-
Total Citi average common stockholders’ equity (in billions of dollars)	$191.4	$191.6	$191.8	$195.6	$195.5	$189.6	$194.3

(1)	See footnote 3 on page 1.
(2)	September 30, 2025 is preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 4 on page 1.
(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit, and general business credit tax carry-forwards and DTAs arising from temporary differences (future deductions) that are deducted from CET1 Capital exceeding the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)

Assets subject to 10% / 15% limitations include MSRs, DTAs arising from temporary differences, and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)	TCE and TBVPS are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.